Exhibit 99.1

Helmerich & Payne, Inc. Lehman Brothers CEO Energy/Power Conference September 4, 2008 Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company’s Form 10-K filed with the Securities and Exchange Commission on November 28, 2007.

H&P Basics Activity: Contract Drilling for Oil and Gas Symbol: HP (NYSE, Since 1963) Market Cap: $6.0 (In Billions, August 21, 2008) Assets: $3.4 (In Billions, June 30, 2008) EBITDA: $849 (In Millions, 12 months ended June 30, 2008) Debt: $455 (In Millions, June 30, 2008)

U.S. Land 208 U.S. FlexRigs 169* Mobile & Conventional 39 International Land 32** H&P’s Global Rig Fleet 249 Total Rigs (Includes New Build Commitments) * Includes 25 rigs scheduled for delivery by the end of the fourth quarter of fiscal 2009. ** Includes 1 FlexRig operating in Tunisia and 7 FlexRigs pending delivery in fiscal 2009. Offshore 9

H&P’s Global Rig Fleet * Includes existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 223 249 0 50 100 150 200 250 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E* 2009E* Fiscal Year (Ending Sept 30) Rigs Available International Offshore U.S. Land

Are we seeing “round two” of a new industry rig building effort? How does H&P maintain its lead? Another Rig Building Boom?

50 67 60 0 20 40 60 80 100 120 140 160 180 200 Thru FY2004 FY2005 - 2006 FY2007 - Jul 2008 Number of FlexRigs FlexRig Announcements and Completions LT Contracts Announced Since Peak of 2006 LT Contracts Announced Thru Peak of 2006 Previously Existing FlexRigs Completed and Active FlexRigs The Remarkable Success of the H&P FlexRig 177 145

Growth in H&P’s U.S. Land Fleet * Includes existing rigs and announced new build commitments. 30 36 40 39 49 66 83 90 90 113 157 185 208 0 25 50 75 100 125 150 175 200 225 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E* 2009E* U.S. Land Rigs Fiscal Year (Ended Sept 30)

H&P is Leading the U.S. Land Retooling Effort



Active H&P U.S. Land Fleet
(180 Rigs as of 8/25/08)
Conventional Rigs
AC Driven (FlexRig 3 & 4)
Other New Builds (FlexRig 1 & 2)
Total Active U.S. Land Fleet (Estimates)
(~2,200 Rigs)
AC Driven New Builds
Other New Builds
Refurbished rigs, built between 1940s and 1982
Conventional Rigs

HELMERICH & PAYNE, INC.

$4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Average Rig Margin per Day Quarter Ended U.S. Land Average Daywork Margins H&P Peers* *Represents weighted-average rig margin per day for PTEN, NBR, UNT, and GW. Technology and Quality Service Make a Difference 62% H&P’s Margin Premium

60% 70% 80% 90% 100% Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Estimated Avarege Rig Utilization Quarter Ended U.S. Land Estimated Average Rig Utilization* H&P Peers** ** Represents estimated average combined utilization for PTEN, NBR, UNT and GW in the Lower 48. Technology and Quality Service Make a Difference * Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the quarter.

-30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Change in Average Active Rigs Quarter Ended Growth / Decline in U.S. Land Average Rig Activity H&P (From 84 to 168 Rigs at ~96% Utilization in Q2CY08) Peers* (From 663 to 694 Rigs at ~78% Utilization in Q2CY08) *Represents average active rigs for PTEN, NBR, UNT, and GW. H&P Rapidly Gaining Market Share

 Drilling is becoming increasingly complicated and challenging Demand placed on the industry fleet exceeds its profile of largely older, less capable rigs Customers are sponsoring significant upgrades to their rig roster H&P remains well positioned to lead in this effort Key Trends Persist Regardless of Volatility

H&P’s Growth in Operating Income * Excludes asset impairment charge in the Offshore segment. * ** Excludes effect of one time depreciation adjustment corresponding to prior years in the International Land segment. ** $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Operating Income per Quarter (Millions) Quarter Ended H&P Segment Operating Income International Land Offshore U.S. Land

-20% -10% 0% 10% 20% 30% GW PTEN NBR HP Earnings per Share Growth Analyst Estimates CY2007-CY2008 (First Call Consensus - August 15, 2008) -20% -10% 0% 10% 20% 30% GW PTEN NBR HP Cash Flow per Share Growth Analyst Estimates CY2007-CY2008 (First Call Consensus - August 15, 2008) Estimated Growth from 2007 to 2008 (Calendar Years) Delivering EPS & CPS Growth to Shareholders

12% 14% 16% 18% 20% 22% 24% PTEN NBR GW HP Return on Equity 12 Months Ended June 30, 2008 Returns are Ultimately Driven by Performance

 Create value through efficiency and safety Provide the most innovative and advanced drilling rigs Structure the organization required to support them Drive customers’ total well costs down Seize opportunities to expand market share Deliver premium margins and sustainable growth to shareholders H&P’s Differentiated Approach

H&P’s Global Fleet Tunisia: 1 Argentina: 5 GOM: 8 U.S. Land: 183 Trinidad: 1 Venezuela: 11 Ecuador: 4 Colombia: 4 Includes Completed Rigs (as of August 25, 2008) In Transit to Latin America: 3

The BH U.S. Land Rig Count Continues to Grow $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 H&P’s U.S. Land Average Rig Margin per Day Baker Hughes U.S. Land Average Rig Count Quarter Ended H&P’s U.S. Land Average Rig Margin per Day Baker Hughes U.S. Land Rig Count

 Market conditions remain strong Expansion continues 180 of 183 rigs currently active, including 106 under term contracts FlexRigs continue to deliver outstanding field performance at 100% utilization More than half of the segment’s potential revenue days for fiscal 2009 are already contracted H&P’s U.S. Land Operations

Currently Active H&P U.S. Land Rigs 0 20 40 60 80 100 120 Spot Market Under Term Number of Rigs Highly Mobile Conventional FlexRigs

H&P’s Total U.S. Land Fleet* 500-900HP 1000-1500HP 1600-3000HP H&P’s U.S. Land Fleet is in the “Sweet Spot” * Includes existing rigs and announced new build commitments. 92%

H&P U.S. Land Term Contracts 0% 10% 20% 30% 40% 50% 60% 0 20 40 60 80 100 120 Estimated % of Potential Revenue Days Contracted Number of Rigs (Estimated Quarterly Average) Term Contract Status - H&P U.S. Land (Including Committed New Builds) Term Contracts - Other Rigs Term Contracts - New Builds (Since 2005) % of H&P’s U.S. Land Fleet on Term Q4FY08 Q1FY09 Q2FY09 Q3FY09 Q4FY09 Q1FY10 Q2FY10 Q3FY10 Q4FY10

 Long-term contracts Customer base – About 80% of our U.S. land fleet is operated by majors and very large independents Over half of H&P’s rigs in the U.S. land spot market are FlexRigs Well Positioned to Cope with Market Volatility

Strong market conditions and daily margins Eight of nine rigs are currently active The ninth rig is contracted and expected to begin operations in early to mid 2009 H&P’s Offshore Operations

 International industry rig count is increasing 25 of 25 available H&P rigs are currently active Seven new FlexRigs expected to be delivered in Latin America beginning in early fiscal 2009 Actively seeking additional growth opportunities around the world H&P’s International Land Operations

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

 Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

FlexRig4 – Performance Sample  ROCKY MOUNTAINS — 2008 Average Spud to Spud Parachute - Conventional — 2008 H&P Average - Parachute - 44 Wells 0 2,000 4,000 6,000 8,000 10,000 Depth (ft) 0 2 4 6 8 10 12 14 16 Time (days) 37% Improvement

FlexRig4 – Performance Sample FlexRig4S Barnett Shale Depth (ft) 0 2,000 4,000 6,000 8,000 10,000 12,000 0 2 4 6 8 10 12 14 16 18 20 22 24 Time (days) — Customer’s Target Curve — H&P Average - Apr. to Aug. ’08 40% Improvement

Value Proposition Example – H&P vs. Competitors Estimated Field H&P FlexRig3 Competitor Average 2008 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $19,500 $26,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $34,500 $41,500 Total cost per well (daily services) $690,000 $531,200 3. Total well savings with H&P – per well $158,800 per year $4.5MM

Value added from FlexRig operations Significant H&P dayrate premium Increased wells per rig per year: 10.3 wells Early production: Incremental wells on production Lowest total well cost Value Proposition Example – H&P vs. Competitors

 The re-tooling of the 30+ year old fleet should continue Customers are pursuing more difficult wells Increasing focus on efficiency and more cost-effective drilling programs Growing commitment to safety and environmental sensitivity These trends underlie the growing demand for H&P FlexRigs Direction of the Business Favors H&P

End of Presentation

Additional References:

$0 $50 $100 $150 $200 $250 $300 Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Operating Income (Millions) Quarter Ended Peer U.S. Land Drilling Operating Income HP NBR** PTEN* UNT GW*** Growth in H&P’s U.S. Land Operating Income * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to their U.S. Lower 48 Land Drilling segment. *** GW’s operating income includes drilling operations in Mexico.

$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $0 $20 $40 $60 $80 $100 $120 $140 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E U.S. Dollars per Thousand Cubic Feet U.S. Dollars per Barrel Crude Oil & Natural Gas Prices West Texas Intermediate Spot Average Average U.S. Wellhead Natural Gas Price Crude Oil & Natural Gas Prices Source: Energy Information Administration Crude Oil Natural Gas Crude (8/19/08) NG (8/19/08)

0 250 500 750 1000 1250 1500 1750 2000 $0 $2 $4 $6 $8 $10 $12 $14 $16 2000 2001 2002 2003 2004 2005 2006 2007 2008 Land Rig Count (Monthly Average) Gas Price (Monthly Average - mcf) Gas Price (Henry Hub) BHI Rig Count (Monthly Avg) U.S. Land Rig Count vs. Commodity Prices $4.50 / mcf $6.00 / mcf $3.00 / mcf Source: Energy Information Administration $7.50 / mcf July 2008

0% 10% 20% 30% 40% 50% 60% 70% 80% 0 2 4 6 8 10 12 14 16 2004 2006 2008 Percentage of Operator’s U.S. Land Fleet (Source: Smith Bits S.T.A.T.S.) Active U.S. Land Rigs (Sample Week in April During Each Year) An Operator’s Active U.S. Land Fleet (Major) H&P FlexRigs Other H&P Rigs A FlexRig Success Story “State-of-the-art automated rigs reduce well costs and cycle times, while providing safer, more  energy-efficient performance.” H&P’s % of Operator’s Total Active Fleet “The Company has consistently leveraged evolutionary exploration, drilling and production technologies to find deep, tight natural gas reserves and enable production to be brought on quickly.”

0% 6% 12% 18% 24% 30% 36% 0 5 10 15 20 25 30 2004 2006 2008 Percentage of Operator’s U.S. Land Fleet (Source: Smith Bits S.T.A.T.S.) Active U.S. Land Rigs (Sample Week in April During Each Year) An Operator’s Active U.S. Land Fleet (Large Independent) H&P FlexRigs Other H&P Rigs Another FlexRig Success Story “20 of these operated rigs are the newer, high-efficiency models production growth for the field continued to exceed our expectations” “Our goal is to continue to drive efficiency with the drilling and completions that we are seeing across the business.” H&P’s % of Operator’s Total Active Fleet ... ...

0% 10% 20% 30% 40% 0 3 6 9 12 2004 2006 2008 Percentage of Operator’s U.S. Land Fleet (Source: Smith Bits S.T.A.T.S.) Active U.S. Land Rigs (Sample Week in April During Each Year) An Operator’s Active U.S. Land Fleet (Large Independent) H&P FlexRigs Other H&P Rigs Another FlexRig Success Story H&P’s % of Operator’s Total Active Fleet “It allows us to go to federal acreage and get in there with these new purpose-built rigs and basically finish it up in a quicker and more efficient method, less pads built and also less disturbance and ultimately reclaim the land much quicker.”

0% 10% 20% 30% 40% 50% 60% 70% 0 1 2 3 4 5 6 7 2004 2006 2008 Percentage of Operator’s U.S. Land Fleet (Source: Smith Bits S.T.A.T.S.) Active U.S. Land Rigs (Sample Week in April During Each Year) An Operator’s Active U.S. Land Fleet (Small Independent) H&P FlexRigs Other H&P Rigs Another FlexRig Success Story H&P’s % of Operator’s Total Active Fleet “One thing we have planned is continued improvements in drilling efficiencies ...what once took 15 days or 20 days ... now we’re down in the single digits.”

0 300 600 900 1200 1500 2003 2004 2005 2006 2007 2008 Number of Active Rigs (Smith Bits S.T.A.T.S.) Sample Week in April During Each Year Active Rigs in U.S. Land Drilling for Natural Gas Horizontal or Directional Drilling Vertical Drilling Increased Demand for More Difficult Drilling

0 2 4 6 8 10 1990 1995 2000 2006 2010 2015 2020 2025 2030 Alaska Onshore Unconventional Offshore Onshore Conventional Projections History TCF Source: Energy Information Administration Annual Energy Outlook 2008 with projections to 2030 (June 2008) Unconventional Natural Gas Production Growing

0 20 40 60 80 100 120 140 160 180 200 2003 2004 2005 2006 2007 2008 Number of Active Rigs (Smith Bits S.T.A.T.S.) Sample Week in April During Each Year Active Rigs in Barnett Shale Horizontal or Directional Drilling Vertical Drilling Increased Demand for More Difficult Drilling

0 10 20 30 40 50 60 70 80 90 2003 2004 2005 2006 2007 2008 Number of Active Rigs (Smith Bits S.T.A.T.S.) Sample Week in April During Each Year Active Rigs in Piceance Basin Horizontal or Directional Drilling Vertical Drilling Increased Demand for More Difficult Drilling

0% 10% 20% 30% 40% 50% 60% 70% 80% Land Rigs, Industry Wide FlexRigs Percentage of Applicable Rig Fleet Active Land Rigs Drilling Horizontal or Directional Wells (Data Source: Smith International, Inc. -S.T.A.T.S. - 4/04/08) FlexRigs in Demand for More Difficult Wells

AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities Leader in New Ideas & Applied Technology 31

Driller on a Conventional Rig vs. FlexRig

Roughnecks on a Conventional Rig vs. FlexRig

H&P’s Organizational Support Structure

Highlights of FlexRig3s 1. Field Performance vs. customers’ planned drill curves • 2219 complete wells as of August 18, 2008 • 1381 wells (62%) under or on • 713 wells (32%) over *6% of wells had no planned curves 2. 82% of FlexRig3s are currently drilling directional, more technically difficult wells. FlexRig3 Performance

Highlights of FlexRig4s 1. Field Performance vs. customers’ planned drill curves • 2024 complete wells as of August 18, 2008 • 1353 wells (67%) under or on • 620 wells (30%) over *3% of wells had no planned curves 2. 88% of FlexRig4s are currently drilling directional, more technically difficult wells. FlexRig4 Performance

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (1994 – 2008) 12–Month Rolling Average Incidence Rates INCIDENTS PER 200,000 MANHOURS MANHOURS WORKED (MM) IADC 2Q08 = 4.17 H&P TRIR = 1.48 10.8 MM H&P MANHOURS 0 2 4 6 8 10 12 14 16 0 2 4 6 8 10 12 14 16 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 YEAR

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Industry Average = 1.00) Actual Cost Per Man Hour Worked U.S. Land & Offshore Operations $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 COST/MAN HOUR 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 (9 Mo) H&P’S EMR FY07 = .33 FY06 = .30 FY05 = .32 FY04 = .32 FY03 = .34 FY02 = .37 FY01 = .38 FY00 = .41 FY99 = .38 FY98 = .37 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00

Personnel Development Center 1. Health, Safety and Environmental (HSE) 2. People Skills and Leadership 3. Technical (Equipment Support) 4. Administration (Payroll, Supply Chain)

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